Exhibit 99.1 Improving the health 2025 Premier of communities. Sustainability Report 2025 Premier Improving the health Sustainability Report of communities.

Forward-Looking Statements and Disclaimers Statements made in this report that are not statements of historical or Quarterly Reports on Form 10-Q. Premier’s periodic and current filings current facts, such as those related to Premier’s ability to advance its with the SEC are made available on Premier’s website at investors. business strategies and improve healthcare, the intended or expected premierinc.com. Forward-looking statements speak only as of the date performance or utility of Premier’s products and services, Premier’s ability they are made, and Premier undertakes no obligation to publicly update to effectively prepare for, identify and mitigate the impact of supply chain or revise any forward-looking statements, whether as a result of new shortages and other disruptions, Premier’s ability to effectively prepare for information, future events that occur after that date, or otherwise. and mitigate the impact of disasters and macroeconomic and geopolitical The forward-looking statements in this report regarding climate events, and Premier’s ability to advance environmental, social and/or change and sustainability reflect our plans and aspirations but are governance plans or initiatives and the intended or expected benefit to not guarantees that we will achieve them. These statements are Premier or its stakeholders from those plans or initiatives, are “forward- based on estimates, assumptions and predictions and rely on data looking statements” within the meaning of the Private Securities Litigation and analytics from third parties that we do not control and cannot Reform Act of 1995. Forward-looking statements may involve known and independently verify. Pursuing these goals and initiatives involves unknown risks, uncertainties and other factors that may cause the actual risks and uncertainties and may require substantial investments. results, performance or achievements of Premier to be materially different Standards for tracking and reporting matters relating to climate change from historical results or from any future results or projections expressed and sustainability continue to evolve. Our use of disclosure frameworks or implied by such forward-looking statements. Accordingly, readers and standards, and the interpretation or application of those frameworks should not place undue reliance on any forward-looking statements, the and standards, may change from time to time or differ from those of achievement of which cannot be guaranteed. In addition to statements others. This may result in a lack of consistent or meaningful comparative that explicitly describe such risks and uncertainties, readers are urged data from period to period or between us and other companies in the to consider statements in the conditional or future tenses or that include same industry. In addition, our processes and controls may not comply terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” with evolving standards for identifying, measuring and reporting climate “remains committed to,” “anticipates” or “plans” to be uncertain and and sustainability metrics, including disclosures that may be required forward-looking. Forward-looking statements may include comments as by regulators, and such standards may change over time, which could to Premier’s beliefs and expectations regarding future events and trends result in significant revisions to our current goals, reported progress affecting its business and are necessarily subject to risks and uncertainties, in achieving such goals, or ability to achieve such goals in the future. many of which are outside Premier’s control. More information on risks Lastly, our reported climate and sustainability metrics are developed and uncertainties that could affect Premier’s business, achievements, with the assistance of third parties in part based on their proprietary performance, financial condition and financial results is included from time analytics of our business, which we cannot independently verify. to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial All metrics in this report are based on internal company Condition and Results of Operations” sections of Premier’s periodic and data and estimates unless otherwise noted. current filings with the SEC, including the information in those sections of Premier’s Form 10-K for the year ended June 30, 2025, and subsequent

Table of Contents 00 Introduction 01 00 Introduction 4 Improving Letter From Our President and CEO 5 Community Health About Us 6 About This Report 6 02 Our Approach to Sustainability 7 Ethics And Compliance FY2025 Sustainability Highlights 9 03 01 Improving Community Health 10 Our People Improving Patient Outcomes and Lowering Costs 11 And Culture Advocating for Better Healthcare 12 Improving Health Through Community Engagement 13 04 Responsible Supply Chain 02 Ethics and Compliance 15 Corporate Governance 16 05 Corporate Compliance Program 16 Environmental Stewardship Respecting Human Rights 17 Enterprise Risk Management and Business Continuity 17 06 Cybersecurity Risk Management and Data Privacy 18 Appendix Political Contributions 20 03 Our People and Culture 21 Our People First Philosophy and One Premier Growth Mindset 22 Employee Engagement 22 Benefits and Compensation 23 Talent Management and Development 24 Employee Health and Safety 25 04 Responsible Supply Chain 26 Ethical Standards 27 Product Quality and Safety 28 Drug Shortages and Traceability 29 Environmental Sustainability in Procurement 29 MWDVBE and Small Business Initiative 30 Supply Chain Resiliency and Disaster Response 30 05 Environmental Stewardship 31 Addressing Climate Change 32 Facilities Management 33 06 Appendix 34 Data Table 35 SASB Index 37 TCFD Index 40 3

00 Introduction At Premier, we’re reinventing the next generation of healthcare, using every tool in our arsenal to improve health outcomes and lower costs. > Letter from Our President and CEO > About Us > About This Report > Our Approach to Sustainability > FY2025 Sustainability Highlights

Letter from Our President & CEO On behalf of Premier’s employees and our Board of Directors, I am delighted to present Premier’s 2025 Sustainability Report. At Premier, our mission to improve the health of communities is more than a guiding principle — it’s a call to action rooted in a deep sense of responsibility to our members, partners and the millions of Americans they serve. Each year, our Sustainability Report offers a moment to reflect on how we’re delivering on that promise by strengthening healthcare, supporting our workforce and building a more resilient and secure supply chain. In FY2025, we continued to strengthen the link between our sustainability strategy and long-term business success, shaping how we serve our members, empower our people and steward our resources. Our work is grounded in the belief that better healthcare outcomes and lower costs go hand in hand with responsible business practices and a commitment to the communities we serve. We made notable strides this year: • Improving Community Health – We continued to advocate for a better, faster and smarter healthcare system, while supporting our members through strategic collaboratives and real-world data insights. This year, we launched our Clinical and Social Needs Index to help healthcare providers better understand the social risk factors impacting patient outcomes. We also fostered positive community relationships and team-building through the Social Responsibility Program, including recognizing the 2025 Premier Cares Award winner, greeNest, with a $100,000 cash award to support their work to transform the lives of children and families through safe and stable home environments. ® ® • Upholding Ethics and Compliance – For the 18th consecutive year, Premier was named one of the World’s Most Ethical Companies by Ethisphere . We maintained 100 percent completion rates for employee and board compliance education, and we continued to lead industry best practices through our Group Purchasing Code of Conduct and participation in the Healthcare Group Purchasing Industry Initiative. • Investing in Our People and Culture – We expanded our One Premier Growth Mindset, a system of values and behaviors that guide how we lead ourselves, our teams and our culture to unlock potential across our organization. Our employee engagement score reached 77 — above the global benchmark — and we supported career growth through programs like Leadership Launchpad, Leadership Excellence at Premier (LEAP), and our mentoring initiative, which saw 96 percent of mentees report growth in skills and competencies. • Building a Resilient Supply Chain – Our supply chain consultants were recognized with a 2024 Best in Business Award by Modern Healthcare for delivering sustainable, cost-saving solutions that help hospitals thrive in a dynamic environment. • Advancing Environmental Stewardship – We improved the quality of our greenhouse gas emissions data by increasing the use of ® primary data in our Scope 1 and 2 assessments. In addition, our headquarters remains LEED -CS Gold certified, and we continue to implement energy-saving practices across our facilities. This report reflects the collective efforts of our employees, members, partners and communities, serving as a testament to what we can achieve when we work across industries, communities and perspectives to build a stronger, healthier America. I’m proud of the progress we’ve made — and even more excited about what lies ahead. Thank you for being part of this journey. Michael J. Alkire, President and CEO October 20, 2025

About Us Premier is a leading technology-driven healthcare improvement company. Playing a critical role in the rapidly evolving healthcare industry, Premier unites providers, suppliers and payers to make 00 healthcare better with national scale, smarter with actionable intelligence and faster with novel Introduction technologies. Premier offers integrated data and analytics, collaboratives, supply chain solutions, Mission consulting and other services in service of our mission to improve the health of communities. 01 Improving To improve the health of communities. Community Health About This Report 02 Ethics And Unless otherwise noted, this report covers the progress of our sustainability strategy and initiatives Compliance during our fiscal year ending June 30, 2025 (FY2025). We have included our alignment with relevant 03 Sustainability Accounting Standards Board (SASB) Standards for the Health Care Distributors, Our People Vision Medical Equipment and Supplies, and Software and IT Services industries. We also include our And Culture alignment with the suggested disclosures of the Task Force on Climate-Related Financial Disclosures Through the collaborative power of the Premier 04 (TCFD). Please see the Appendix for more information on our SASB and TCFD alignment. Responsible alliance, we will lead the transformation to Supply Chain high-quality, cost-effective healthcare. 05 Environmental Stewardship 06 Appendix Values Focus on People Demonstrating respect for all and mutual commitment to the success of the alliance, our employees, our business partners and the communities we serve. Innovation Seeking breakthrough opportunities, taking risks and initiating meaningful change. Integrity Integrity of the individual, the enterprise and the alliance. Passion for Performance A passion for performance and a bias for action, creating real value for all stakeholders and leading the pace. 6

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Our Approach to Sustainability

Premier's sustainability strategy is centered on managing the environmental, social and governance (ESG) topics most critical to our business and stakeholders, aligning with our mission to improve the health of communities and our business strategy anchored in enabling better, smarter, faster healthcare. We believe that our long-term financial success and our sustainability strategy are interdependent.

Our core sustainability principles are linked to the relevant ESG topics for our business. Executing on these principles reinforces our commitment to achieving our goal of creating long-term value for our stakeholders.

Identifying Our Sustainability Priorities

Materiality Assessment

In FY2022, we identified the material nonfinancial factors designated by our business and our stakeholders as important for Premier's long-term success and positive impact. The findings from our assessment continue to guide our strategic deployment of resources companywide and refinements of our programs as needed. We plan to refresh this analysis periodically as needed based on the evolution of our business.

Stakeholder Engagement

To better understand our stakeholders' feedback, we actively engage and consult with individuals, groups and organizations that are impacted by our business operations. Their collective input helps inform the Board of Directors (Board) and executive team's strategy for identifying and managing our sustainability priorities, risks and opportunities.

We interact with a wide range of stakeholders on a regular basis, including investors, customers, suppliers, community members, regulators and nonprofit organizations. We value stakeholder views and insights and believe that ongoing positive, multidirectional conversation builds informed relationships that promote transparency and accountability.

Our Sustainability Principles

Sustainability is woven throughout our mission, culture and business practices.

Improving Community Health

Our mission is to improve the health of communities. We enable our member healthcare providers and other customers to deliver higher-quality, lower-cost healthcare by leveraging our data and analytics capabilities.

Ethics and Compliance

We are committed to strong corporate governance, ethical behavior and responsible business practices that build trust and promote the long-term interests of our stakeholders.

Our People and Culture

To effectively transform healthcare, we aim to build high-performing teams and leaders through a People First culture, living our core values while maintaining high engagement and retention.

Responsible Supply Chain

We help our members deliver better healthcare and outcomes at a lower cost for patients they serve by increasing the quality, efficiency, sustainability and resiliency of the healthcare supply chain and leveraging our industry-leading technology capabilities powered by one of the nation's largest repositories of clinical, operational and financial data.

Environmental Stewardship

We pursue eco-friendly practices throughout our operations and advance solutions to help our members manage their environmental footprints.

7

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Learning from Our Stakeholders

Healthcare Provider Members and Other Customers

Engagement Methods

Industry Conferences, Newsletters, Surveys, Forums and Advisory Groups

Sustainability Topics

Product Quality and Safety, Climate Change and Environmental Risks, Supply Chain Resiliency, Customer Privacy and Business Continuity

Group Purchasing Organization and Direct Sourcing Suppliers

Engagement Methods

Committee Gatherings, Industry Conferences and In-Person Meetings

Sustainability Topics

Product Quality and Safety, Climate Change and Environmental Risks, Supply Chain Resiliency, Customer Privacy and Business Continuity

Employees

Engagement Methods

Ongoing Surveys, Newsletters, Employee Communities[13] and Team Meetings

Sustainability Topics

Benefits and Compensation, Talent Management and Development and Employee Engagement

Community Members and Nonprofits

Engagement Methods

Meetings, Networking Events, Partnerships, Surveys, Philanthropic Support and Employee Volunteerism

Sustainability Topics

Patient Outcome Improvement, Cost Reduction and Healthcare Advocacy for Under-resourced Groups

Investors

Engagement Methods

Industry Conferences, Earnings Calls, One-On-One Meetings and Website Disclosures

Sustainability Topics

Cybersecurity and Data Privacy, Executive Compensation and Board Composition and Talent Management

Regulators and Advocates

Engagement Methods

In-Person Meetings and Written Communication with Legislators, Regulators and Key Government Decision-Makers

Sustainability Topics

Healthcare Policies and Regulations

Governance of Sustainability

Our Board and its standing committees work closely with our executive leadership team to oversee effective governance of the environmental and social risks inherent in our business model and industry.

The Nominating and Governance Committee (NGC) has primary responsibility for ESG oversight and periodically reports and makes recommendations to the full Board regarding ESG-related matters.

Sustainability Oversight

Board of Directors

Oversight of all enterprise risk management of ESG-related areas (strategic, operational, financial, legal, information technology and reputational).

Board Committees

Nominating and Governance

Oversight of corporate governance and primary oversight of ESG programs and policies, progress toward goals, external disclosures and reporting, stockholder concerns, and emerging issues and provision of periodic updates and recommendations to the Board.

Audit and Compliance

Oversight of financial, legal and regulatory compliance, including cybersecurity and ethical risks, and review of any required disclosures of ESG-related metrics.

Compensation

Oversight of human capital management, including compensation programs and policies relating to ESG matters.

Management Responsibilities

ESG Steering Committee

Key role in championing and governing our overall sustainability strategy and priorities. Composed of cross-functional leaders, including six members of the executive leadership team, who meet quarterly to develop and drive Premier's sustainability objectives. The ESG Steering Committee provides periodic updates to the NGC on our sustainability programs, emerging trends and stakeholder engagement.

8

Ethics and Improving Community Health Compliance Continued to Named one of the World’s Recognized by the advocate for and ® Most Ethical Companies Charlotte Business $271, 3 0 5 advance initiatives Journal as a Health Donated through our Social aimed at enabling Responsibility Program, plus Care Hero for our a better, faster innovations in and smarter clinical research $100K healthcare for our Premier Cares Award. and discovery. Consecutive Year industry. Environmental Our People Responsible Stewardship and Culture Supply Chain Continued to strengthen our Continued the rollout of our MWDVBE and Small Business One Premier Growth Mindset, Continued to improve Initiative in support of our supply a system of agreements, values, the collection of chain resilience strategy. competencies, skill sets, primary data utilized in thinking, language, Named a 2024 Best in Business our annual greenhouse behaviors and actions Award winner by Modern gas inventory. that form the expectations Healthcare in the Consultants – of every team member. Healthcare Management category. FY2025 Sustainability Highlight

01 Improving Community Health Our mission is to improve the health of communities. We empower our member healthcare providers and other customers to deliver higher-quality care by leveraging our data and analytics capabilities, enabling improved health outcomes and at lower costs. > Improving Patient Outcomes and Lowering Costs > Advocating for Better Healthcare > Improving Health Through Community Engagement

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

We aim to lead the transformation to high-quality, cost-effective healthcare by supporting care for all patients using a multifaceted approach that incorporates our business solutions, healthcare advocacy and community development efforts.

Improving Patient Outcomes and Lowering Costs

Premier plays a critical role in the rapidly evolving healthcare industry by collaborating with members to co-develop long-term innovations that reinvent and improve the way care is delivered to patients nationwide. With our differentiated combination of integrated data and analytics, collaboratives, supply chain capabilities, and advisory and other services, we believe that we are uniquely positioned to enable better care and outcomes and improve the overall patient experience at a lower cost. Our members leverage our unique business model to create better, smarter and faster healthcare results that demonstrate improved patient outcomes with financial value creation.

Advancing Health Outcomes Through Research, Collaboration and Innovation

Our members represent many of the country's forward-thinking healthcare organizations, whose experience gives us additional insights into industry challenges and innovative best practices that we can share broadly.

Through Premier's industry-leading strategic collaboratives, we partner with hospitals, health systems, clinically integrated networks and healthcare professionals to help solve the critical problems they face. By leveraging a proven collaborative model — connecting people, data and knowledge — we help create and implement efficient, effective and sustainable methods for success in a dynamically evolving industry.

Premier's Strategic Collaboratives

100 Top Hospitals®
Focuses on sharing, comparing and improving performance to achieve the highest standards of care in inpatient quality and safety.

Bundled Payment
Assists hospitals and health systems to provide consistent and sustainable high performance in episodic models.

Health Access
Supports efforts to improve healthcare in local communities.

Perinatal Performance Improvement
Aims to transform the quality, safety and cost of maternal and infant health using analytics.

Physician Enterprise
Blends data sharing, transparency, policy advocacy, shared learning and cohorts to advance the needs of health systems.

Population Health Management
Helps provider organizations strategically design, build and execute effective value-based payment and care delivery strategies within total cost of care models.

Workforce Innovation *(New for 2025)*
Focuses on the critical challenges facing hospitals and health systems related to their workforces. Areas of focus include foundations of workforce management, talent acquisition, safety and well-being and care model innovation.

Improving Outcomes and Lowering Costs for Member Health Systems[1]

Better Care

11% Lower Inpatient Mortality Observed per Encounter

7% Lower Inpatient Mortality Observed per Encounter for Major Teaching Hospitals

Smarter Savings

6% Better Operating Margins

10% Lower Supply Costs

Faster Innovation

20%
More Revenue in Value-Based Care Programs (Medicare Shared Savings Program)

11

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

Leveraging Data to Drive Community Health

With a leading network of provider organizations, our data assets help accelerate ingenuity and serve as a large-scale innovation catalyst in healthcare through evidence-based and population-based analyses of drugs, devices, treatments, disease states, healthcare economics and clinical outcomes.

Clinical and Social Needs Index

During FY2025, Premier launched a newly developed Clinical and Social Needs Index, which will further inform healthcare organizations of factors impacting the overall health of the populations and communities they serve. Even in the index's early stages, its benefits are already being recognized for their value in connecting community health to social risk factors.

“”

The Clinical Health and Social Needs Index will provide valuable insights into the relationship between housing insecurity and HbA1c levels, critical indicators of diabetes management. This analysis will be instrumental in advancing our quality and equity goals.

Olu Jegede, M.D., Vice President, Clinical Care – Health Equity, Cone Health Center for Health Equity

“”

Modern quality leadership requires us as chief quality officers to be responsible for the epidemiologic outcomes of our patients across the continuum. We need this information about the social risk factors for our diabetic patients, as well as all patients in the CMS-focused population categories, in order to address needs in the community before our patients come into the hospital.

Tracey R Hoke, M.D., MSc, Chief Medical Center Quality, Performance Improvement and Population Health, UVA HealthEquity

Advocating for Better Healthcare

Together with our members, Premier advocates for federal policies that empower hospitals, health systems and continuum of care providers to deliver innovative, high-quality and cost-effective healthcare. By leveraging our data, collaboratives and experience working with two-thirds of all healthcare providers in the U.S., we are leading the charge for evidence-based advocacy and collaborative policymaking.

Our Approach to Advocacy Efforts

Based in Washington, D.C., our Government Affairs team acts as an advocate for our members and the communities they serve. We educate federal lawmakers and the executive branch about our members and business as well as the issues that affect our industry.

We pursue our advocacy efforts by meeting with lawmakers and federal administration staff; activating our members to reach out to their lawmakers through our Government Affairs Network, which is composed of executives from our member healthcare providers and suppliers; and working through our Employee Political Action Committee (PAC). The Government Affairs team reports directly to Premier's Board every quarter on its policy focus and progress.

Healthcare Policy Roadmap

Building on past progress, in early 2025, we updated our Healthcare Advocacy Roadmap to guide recommendations designed to enhance the framework for healthcare policy and advance bipartisan, evidenced-based reforms. Our healthcare policy roadmap focuses our advocacy efforts on key policy areas that are aligned with four main policy objectives:

1. **Optimizing** the value of healthcare.
2. **Building** resilient healthcare supply chains.
3. **Advancing** tech-enabled healthcare.
4. **Eliminating** gaps in healthcare.

Spotlight

Charlotte Business Journal Health Care Heroes

In 2024, the Premier Applied Sciences (PAS) team was recognized by the Charlotte Business Journal (CBJ) as a Health Care Hero in the support category for its innovations in clinical research and discovery, specifically tapping the power of real-world data and artificial intelligence to accelerate rigorous research and healthcare improvement for the pharmaceutical, device and diagnostics industries; academia; federal and national healthcare agencies; and hospitals and health systems. The CBJ Health Care Heroes program seeks to recognize the professionals in the field of medicine and the organizations that are driving innovation and improvement.

Spotlight

Our Advocacy Priorities for the 119th Congress

1. **Optimizing the value of healthcare.** We advocate to transform healthcare to improve quality outcomes while safely reducing costs for patients. This includes ensuring that hospitals, health systems and non-acute care providers have the resources they need to support effective and efficient patient care. This includes:
   - Advancing provider sustainability and stability.
   - Scaling and sustaining value-based care.
   - Empowering non-acute providers to deliver patient-centered care.
   - Ensuring accountability in Medicare Advantage and private plans.
2. **Building resilient healthcare supply chains.** We believe that creating resiliency, visibility and transparency in the healthcare supply chain helps ensure providers have timely access to critical products and services for patient care. This includes:
   - Strengthening readiness for emergencies.
   - Mitigating product shortages to safeguard patient care.
   - Diversifying supply chains.
   - Fostering competitive and healthy markets.
   - Promoting environmental sustainability.
3. **Advancing tech-enabled healthcare.** We prioritize actionable, reportable data and innovative technologies that drive speed to value and a patient-centered healthcare system. This includes:
   - Breaking barriers to secure, seamless data sharing.
   - Strengthening cybersecurity.
   - Transforming healthcare data.
   - Driving responsible artificial intelligence adoption.
4. **Eliminating gaps in healthcare.** Premier urges lawmakers to address policies that close gaps in care access and improve healthcare delivery. This includes:
   - Improving maternal health.
   - Bolstering rural healthcare.
   - Expanding behavioral health access.
   - Closing care gaps in all communities.

12

00
Introduction

01
Improving Community Health

02
Ethics And Compliance

03
Our People And Culture

04
Responsible Supply Chain

05
Environmental Stewardship

06
Appendix

Improving Health Through Community Engagement

Through our Social Responsibility Program, we support organizations dedicated to improving community health by providing financial donations and employee volunteers.

In FY2025, Premier donated $100,000 for the Premier Cares Award and, together with our employees, donated a total of $271,305 to charitable organizations through our Social Responsibility Program. In addition to monetary support, our employees volunteered a total of 1,521 hours during FY2025.

Employee Volunteerism

Each employee is provided up to 16 hours of paid time to volunteer annually. For every eight hours an individual employee volunteers during non-work hours, Premier donates $100, up to a maximum of $200 per employee per fiscal year, to the charitable organization.

Corporate Gift Matching

Employees may donate a minimum of $50 to an eligible charitable organization or disaster relief fund to receive a 50 percent matching gift, up to $2,500 per employee per fiscal year.

Monthly Giving Goodwill Donations

Employees may contribute through a monthly Giving Goodwill payroll deduction to support an employee-nominated, national healthcare-related charitable organization.

Spotlight

Giving Goodwill

In CY2024, our employees donated through our monthly Giving Goodwill program to support the following employee-nominated, healthcare-related charitable organizations:

January – Dementia Society of America

February – American Heart Association

March – For the Children

April – American Parkinson Disease Association

May – Mental Health America

June – National Eating Disorders Association

July – Cancer Care

August – Shatterproof

September – The Truth 365

October – Scott Hamilton Cares Foundation

November – Ronald McDonald House Charities

December – The Leukemia & Lymphoma



13

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix


2025
greeNest
Winston-Salem, NC
AWARD WINNER
GREENEST +
PARTNERING AGENCIES
=
COMMUNITY LOVE

Premier Cares Award

Presented since 1991, the annual $100,000 Premier Cares Award recognizes standalone community agencies and health organizations that are improving the lives of the medically underserved.

Spotlight

greeNest Honored with 2025 Premier Cares Award

Premier was proud to name greeNest, an innovative organization dedicated to transforming the lives of children and families through safe and stable home environments, as the 2025 recipient of the Premier Cares Award.

Founded with the mission of "transforming our community one nest at a time," greeNest operates the Up Off the Floor (UOF) program, which provides beds and portable cribs free of charge for children who don't have a bed of their own. In Forsyth County, North Carolina, where 20 percent of children under 18 experience poverty, greeNest is helping address critical health, educational and emotional challenges linked to inadequate sleep and unstable living conditions.

"Access to basic needs like a bed can make a life-changing difference in a child's health, education and emotional development," said Michael J. Alkire, President and CEO of Premier. "greeNest's innovative approach to tackling poverty's hidden impacts and social determinants of health exemplifies the spirit of the Premier Cares Award. We are proud to recognize and support their exceptional work to improve the lives of children and families in Forsyth County."

Spotlight

Premier Cares Award Winners

2025 - greeNest
A nonprofit dedicated to transforming the lives of children and families through safe and stable home environments.

2024 - CourageLIVES
A nonprofit program supporting survivors of human trafficking and violence.

2023 - Aging Gracefully
A nonprofit program dedicated to making homes safer for low-income adults over the age of 65.

2022 - The BreakAway
A nonprofit to help women recover from the disease of addiction.

2021 - Community Enhancement Collaboration, Inc.
A nonprofit dedicated to eradicating food insecurity.

2020 - Call to Freedom
A nonprofit focused on navigating a healthy path for victims of human trafficking.

2019 - Lifehouse Maternity Home
A nonprofit for high-risk pregnant women and their babies.

14

02 Ethics and Compliance We are committed to strong corporate governance, ethical behavior and responsible business practices that build trust and promote the long-term interests of our stakeholders. > Corporate Governance > Corporate Compliance Program > Respecting Human Rights > Enterprise Risk Management and Business Continuity > Cybersecurity Risk Management and Data Privacy > Political Contributions

00
Introduction
01
Improving
Community Health
02
Ethics And
Compliance
03
Our People
And Culture
04
Responsible
Supply Chain
05
Environmental
Stewardship
06
Appendix

Premier's Board and executive leadership team play a critical role in promoting and maintaining a culture of integrity.

Corporate Governance

Integrity and trust form the basis of successful business operations and support our business relationships and endeavors. It is of vital importance that we abide by the highest ethical standards, as our continued success depends on adhering to rigorous principles of ethics and legal business practices to fulfill our mission to improve the health of communities and transform healthcare.

Board Oversight

At Premier, integrity is the foundation for all business operations, and it begins at the highest level of our company. Our Board sets high compliance and ethics standards for itself, management and Premier workforce members, including contractors. These standards are embedded in our Code of Conduct and are extended into our business core practices, which fuels sound corporate governance.

Our corporate governance practices are established, monitored and regularly assessed by our Board, with assistance from the Nominating and Governance Committee (NGC). At least annually, we assess our corporate policies, programs and initiatives to ensure compliance with the latest regulatory requirements and best practices as part of our corporate risk assessment. For more information related to Premier's corporate governance practices, please see the ***Governance Documents*** section of our corporate website.

Board Composition

Our Board is composed of talented and dedicated directors with a broad mix of experience, skills and backgrounds that reflect the strategic needs of our business and the nature of the environment in which we operate.

Corporate Compliance Program

Our Board, executive leaders, and the Legal and Corporate Compliance departments collaborate to maintain Premier's compliance with ethical standards, regulatory requirements and the certification needs of our business. The Audit and Compliance Committee (ACC) of the Board is responsible for high-level oversight of our Corporate Compliance Program with respect to implementation and the ongoing effectiveness of the program. The ACC remains informed about regulatory enforcement activities and other governmental compliance programs and receives quarterly updates from the Chief Ethics & Compliance Officer.

Premier works with third-party auditors to assist us in the detection and prevention of compliance concerns. In addition, internal auditors measure the effectiveness of our Corporate Compliance Program, including related policies and procedures. The Chief Administrative and Financial Officer, in collaboration with both the Chief Ethics & Compliance Officer and General Counsel, develops the annual audit plan and its associated risk management and work plans. Premier's compliance monitoring is designed to ensure that whatever corrective actions are implemented are ongoing and in accordance with the specific issues that were identified.

During FY2024, we benchmarked our workplace ethical culture through an independent third party. This benchmarking typically is completed every two years, and our next assessment is expected in early FY2026.

Code of Conduct and Compliance Education

Premier maintains a Code of Conduct (Code) that applies to all workforce members and directors. Workforce members who violate our Code may be subject to disciplinary action, up to and including termination of employment, subject to applicable laws.

For more information on the Code as well as related ethical business policies — including conflicts of interest, confidentiality and human rights — please see the ***Ethics and Compliance*** and ***Corporate Governance*** sections of our corporate website.

All employees complete compliance education upon hire, and annually thereafter, that provides an overview of our Code. The CY2024 compliance course included content about accepting and providing gifts and entertainment, acting responsibly with generative artificial intelligence, reporting and retaliation myths, and what happens next after you speak up regarding a possible compliance issue. During CY2024, 100 percent of our employees completed this course, which includes attestation that they recognize and understand the Code.

Employees also complete annual compliance education on fraud, waste and abuse; data privacy and various security topics; the Health Insurance Portability and Accountability Act (HIPAA); and state privacy laws. During CY2024, 100 percent of employees completed this required education.

Our Board directors annually attest to their compliance with the Board Code of Ethics, Board Conflict of Interest Policy, Anti-Bribery Policy, Human Trafficking Policy, Insider Trading Policy and Group Purchasing Code of Conduct (GPO Code). All sourcing committee and advisory subcommittee members receive education annually on our GPO Code, Confidentiality Policy, Conflict of Interest Policy and Insider Trading Policy. During CY2024, 100 percent of directors, committee and subcommittee members completed this education and related acknowledgments.

Anti-Bribery Policy

Premier has an Anti-Bribery Policy in place that outlines our strict prohibition against bribery and that applies to all employees in connection with all aspects of our global work. Employees are required to comply with the Foreign Corrupt Practices Act and other applicable anti-bribery laws. Failure to comply with this policy will result in disciplinary action, up to and including termination of employment. Premier keeps accurate and complete records of all transactions and has policies and procedures in place designed to ensure that no unauthorized transactions occur, including those related to travel expenses, political contributions, and gifts and entertainment. Employees read and attest to their understanding of Premier's Anti-Bribery Policy upon hire and annually thereafter in connection with the Corporate Compliance Program.

16

00
Introduction
01
Improving Community Health
02
Ethics And Compliance
03
Our People And Culture
04
Responsible Supply Chain
05
Environmental Stewardship
06
Appendix

Whistleblower Policy

The Board's ACC established a Whistleblower Policy that includes our confidential and anonymous reporting *WorkSmart Integrity HelpLine* designed to promote open communication of concerns regarding potentially unethical or illegal activities. Premier complies with all applicable laws that protect employees against unlawful discrimination or retaliation as a result of lawfully reporting a concern. Premier prohibits any employee from being subject to harassment, loss of employment or disciplinary or retaliatory action as a result of the submission of a compliance concern or issue regarding potential violations of laws, regulations or company policies.

Investigation of complaints received through our WorkSmart Integrity HelpLine is conducted under the direction of the Chief Ethics & Compliance Officer and in collaboration with Human Resources and the Audit Committee Chair where applicable. When complaints are corroborated, appropriate corrective action is taken, up to and including termination from the company. For more information on these procedures, please see our *Whistleblower Policy* and the *ACC charter*, which are posted on our corporate website.

Respecting Human Rights

Premier is committed to respecting the rights of all people, including the communities we serve throughout our supply chain. Specifically, we strive to uphold and promote human rights and fundamental freedoms in support of the UN Universal Declaration of Human Rights. For additional information, please see our *Human Rights Policy* and *Human Trafficking Policy*, which are available on our corporate website.

Enterprise Risk Management and Business Continuity

Our Board plays an active role in overseeing the management of our risks. The committee structure of the Board supports and promotes effective enterprise risk management (ERM) and oversight.

Enterprise Risk Management

Our Board retains ultimate oversight of ERM and remains informed through regular reports and updates, including a standing ERM update at every quarterly Board meeting. Furthermore, each Board committee evaluates and oversees the management of risks within its area of responsibility. In addition, our Board and its standing committees receive regular reports from our President and Chief Executive Officer (CEO), Chief Administrative and Financial Officer, General Counsel, Chief Ethics and Compliance Officer, and other members of our leadership team regarding areas of significant risk.

Premier has established a robust framework and continues to build our sustainability-conscious ERM program, enabling:

- Thorough organizational knowledge of sustainability, promoting the capture of emerging sustainability risks.
- Assessments of sustainability opportunities as well as risks.
- Measurement (qualification and quantification) of sustainability risks.
- Common language and standards across enterprise functions, increasing collaboration, coverage, rigor, consistency in management and reporting.

Through a risk management approach that continuously assesses and improves our information technology and cybersecurity risk deterrence capabilities, our Information Security, Privacy, Risk Management and Corporate Compliance groups have formed a functional collaboration to provide leadership and oversight when managing privacy, compliance and cybersecurity risks.

Business Continuity and Disaster Recovery

Our Continuity Management Program (CMP) was instituted to ensure Premier has the necessary preparations and protocols in place to manage events impacting the operations of Premier employees, contractors, suppliers and/or members. The CMP's intent is to create an enterprise-wide view of Premier's continuity management activities and provide a framework to use in advance of, during and immediately after any event.

The CMP encompasses all event types, including natural disasters, supply chain disruptions and other emergencies. Premier's CMP scope and continuity/recovery capabilities are validated through third-party audits and regular tabletop exercises involving response teams, response leadership, and key executives and Board members. Additionally, program methodology and response procedures are reviewed on an annual basis. Under the umbrella of the CMP, assigned response teams are responsible for containing the disruption, along with managing critical business functions and member services during, and after, a disruption. Response team members participate in regularly scheduled exercises and program training to ensure Premier's preparedness during disruptions of varying scales.

Premier's continuity-focused programs under the CMP are as follows:

- Information Security Incident Management
- IT Application Disaster Recovery
- Corporate Emergency Preparedness and Response
- Supplier and Member Disaster Preparedness and Response
- Supply Chain Disruption
- Clinical Laboratory Services Infectious Disease Outbreaks

Spotlight

Recognized for Our Commitment to Ethical Business Practices

In March 2025, Premier was named one of the World's Most Ethical Companies® for the 18th consecutive year by Ethisphere®, a global leader in defining and advancing the standards of ethical business practices. We were selected for this honor from among tens of thousands of companies around the world in recognition of our commitment to integrity and meeting high ethical standards in business conduct.

Spotlight

Leading Ethical Conduct Across Our Industry

We are a founding member of the Healthcare Group Purchasing Industry Initiative (HGPII), a voluntary association dedicated to the ethical conduct and business practices of group purchasing organizations. For more information, please see our most recent *Annual Compliance Report*, which is available on our corporate website. and the *HGPII website*.

17

00
Introduction
01
Improving Community Health
02
Ethics And Compliance
03
Our People And Culture
04
Responsible Supply Chain
05
Environmental Stewardship
06
Appendix

Cybersecurity Risk Management and Data Privacy

We rely on digital technology to conduct our business operations and engage with our members and business partners. Premier's Board and leadership team are committed to ensuring that information security risks are adequately managed and that appropriate procedures are applied throughout the organization to effectively monitor, mitigate and respond to cyber risks, threats and incidents. Please also see our *current 10-K*, available on our corporate website, for additional information on our approach to cybersecurity.

Cybersecurity Governance and Oversight

The ACC of the Board oversees the development, implementation and effectiveness of our strategies to monitor, mitigate and respond to cybersecurity risks, as well as our procedures, policies and resources for risk assessment and risk management. The ACC receives regular updates on our cybersecurity management, including the results of risk assessments and audits and the progress of risk-reduction initiatives. In addition, management updates the ACC as necessary regarding any material cybersecurity incidents, as well as any cybersecurity incidents with lesser potential impact. The full Board receives updates from the ACC on its oversight of cybersecurity risk on a quarterly basis, or more frequently as needed. In addition, the full Board receives periodic briefings from management on the digital risk and security program. At a management level, our Chief Information Officer (CIO), Chief Privacy Officer (CPO) (or in their absence, the Chief Ethics and Compliance Officer) and Chief Digital Compliance Officer (CDCO) work in collaboration as our Digital Risk Management (DRM) group, which has primary responsibility for our digital risk and security program, including assessing, identifying and managing material cybersecurity risks and reporting relevant information to our executive leadership team. Through a risk management approach that continually assesses and seeks to improve our information technology and cybersecurity risk-deterrence capabilities, our Information Security, Privacy, Risk Management and Corporate Compliance groups have formed a cross-functional collaboration to provide leadership and oversight when managing our privacy, compliance and cybersecurity risks.

Cybersecurity Framework and Education

Premier applies our DRM program and framework to provide common internal control criteria (policies, control objectives, standards and guidelines) as mapped to regulatory and contractual control obligations and the business capabilities necessary to achieve organizational objectives. Leveraging the DRM program enterprise control framework, Premier continually and proactively identifies, assesses, mitigates, reports and monitors security risks across the company. Premier's digital compliance monitoring is designed to ensure that corrective actions are implemented and maintained in accordance with the specific issues that were identified.

We also promote a strong culture of security awareness among our employees through ongoing education and regular communication. We have a formal Security Awareness Training Program for all full- and part-time employees and contractors that addresses purpose, scope, roles, responsibilities and management commitment. This education is provided at orientation and at least annually thereafter for all employees. We also conduct monthly "phishing" exercises targeted at all employees and contractors. During CY2024, 100% of employees completed our Security Awareness Training Program. New personnel must sign a statement acknowledging that they have read, understand and will follow our security policies.

Incident Response Policy

Our CIO oversees our Response Policy for the identification and escalation of security breaches and other cyber incidents. The policy details guidelines for incident response and communication responsibilities. We regularly test and evaluate the effectiveness of this policy as part of our cybersecurity assessments, and our customers are contractually responsible for informing us of potential security breaches. Our information technology systems did not experience any data or other breaches during FY2025 that we believe had a material adverse effect on our business strategy, results of operations or financial condition.[2]

Certifications and Third-Party Audits

High-quality and objective assessments are critical to the continued effectiveness of cybersecurity controls. As a part of the independent verification process, third-party auditors examine Premier's end-to-end security practices — including data centers, infrastructure and operations — on a continuous basis. We routinely engage with a licensed third party to perform a comprehensive assessment of our controls, capabilities and programs against stringent standards, such as the following:

- Federal Information Security Management Act (FISMA)
- System and Organization Control 2 Type 2
- System and Organization Control 1 Type 2
- Payment Card Industry Data Security Standard
- Sarbanes-Oxley Act of 2002
- HIPAA Security Risk Assessment and Gap Analysis

The design and effectiveness data resulting from these comprehensive assessments is leveraged to identify where value needs to be protected and sustained, isolate control performance risks, provide guidance on control options, and drive and monitor the activities that address risks.

Our Security Assessment Report and Security Compliance Letter of Attestation

These documents serve not only as prima facie evidence of our security measures but also as official attestation that a comprehensive assessment was performed based on criteria relative to FISMA; Office of Management and Budget Circular A-130, Appendix III, Security of Federal Automated Information Resources; National Institute of Standards and Technology (NIST) Special Publication 800-37, Guide for the Security Certification and Accreditation of Federal Information Systems; NIST Special Publication 800- 53A, Assessing Security and Privacy Controls in Federal Information Systems and Organizations; and NIST Special Publication 800-53, Security and Privacy Controls for Information Systems and Organizations.

18

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

Security Assessment and Compliance for Third-Party Vendors

Third-party responsibilities related to security, availability, privacy and confidentiality are defined within Premier's Information Security Agreement or substantially similar security/privacy terms and conditions, which are executed with all third-party service providers who might access, disclose, receive, transmit, store and/or maintain Premier confidential data and, as applicable, a Business Associate Agreement. Any material changes regarding our security controls are communicated as necessary to designated personnel and approved by authorized personnel. System functionality changes and impact on system commitments (e.g., security, uptime) are communicated to customers as needed in compliance with contractual, legal and regulatory obligations.

Prior to onboarding third-party vendors, we ensure that such vendors are reviewed by our CPO, CIO and CDCO; complete a standard security questionnaire; and provide attestations from objective, reputable and licensed assessors as to the caliber of the vendor's security controls relative to stringent industry standards that are appropriate to their access privileges and scope of services provided.

We have implemented controls designed to identify and mitigate cybersecurity threats associated with our use of third-party service providers, suppliers and other vendors. We use a variety of inputs in such risk assessments, including information supplied by vendors and, in some cases, attestations from objective, reputable and licensed assessors. When appropriate, our contracts with vendors require agreement and adherence to commercially reasonable security, confidentiality and privacy contractual terms.

Vendors are subject to security risk assessments at the time of onboarding and are thereafter periodically monitored and reassessed depending on risk level and our cybersecurity practices, considering evolving cybersecurity standards and legal and regulatory requirements.

Safeguards for Artificial Intelligence Risks

We see artificial intelligence (AI) as a transformative technology with substantial promise for improving healthcare. However, AI systems pose unique risks because their inputs and operations are not always visible. The new and unique risks presented by AI systems and technologies will need to be addressed in Premier's GPO contracts as the development and use of AI in the healthcare setting increases. To help address these risks, Premier's Digital Risk and Compliance team incorporated an AI standards and expectations section within our GPO supplier agreements during FY2024. We also have an internal generative AI (GenAI) policy, which requires approval of any GenAI tool before use and specifies examples of those that are not approved for employee use. We will continue to review and update the standards and our approach to AI to help ensure safe integration of this technology into our business. Please see our *2024 Annual Compliance Report*, available on our corporate website, for more information on the main areas of focus within Premier's AI standards.

Data Privacy

As part of our services and solutions offered to customers, we collect and process various types of data. This data is used to provide certain contracted services and is collected, stored and maintained in accordance with applicable privacy laws and regulations. Certain of our customer agreements provide for secondary data rights, such as permitting the de-identification of protected health information, which is done in accordance with HIPAA. Our *Privacy Notice*, available on our corporate website, addresses the use and disclosure of data collected outside our customer agreements, including the requirements of the California Consumer Privacy Act and other applicable state privacy laws, such as the categories and types of personal information we may obtain, what we do with that data, with whom we share it and its related purpose. We also continuously monitor the legal and regulatory landscape to ensure that we are compliant with new and changing privacy-related laws and regulations that may be applicable to our business.

User-directed Updates and Data Retention Practices

User-directed updates are posted in our Privacy Notice so users are always aware of what information is being collected, how it is being used and under what circumstances it is being disclosed. If we make material changes that would impact a user's use of the services or privacy, Premier endeavors to notify them of the changes prior to the changes taking effect, such as by posting a notice by sending an email or by other reasonable methods. The retention period of data is defined to align with all contracts, as defined in Master Services Agreements and legal and regulatory obligations. Once the retention period passes, data is automatically removed using secure means. Confidential data is only erased or destroyed when it is no longer required to be retained. Premier erases all confidential data prior to destruction of media.



19

00
Introduction

01
Improving Community Health

02
Ethics And Compliance

03
Our People And Culture

04
Responsible Supply Chain

05
Environmental Stewardship

06
Appendix

Political Contributions

Our political contributions are made through a voluntary, eligible employee-funded PAC, the Premier, Inc. Employees' Civic Action Fund (FEC ID: C00346288). The PAC's mission is to raise funds to support U.S. federal lawmakers who share the PAC's vision, values and commitment to improve healthcare quality and safety and reduce costs. The PAC is voluntary and bipartisan, contributing to both political parties. Contributions are received and disbursed pursuant to internal contribution guidelines and in accordance with all applicable laws and regulations, including election laws.

The PAC is overseen by the Employee PAC Advisory Committee, composed of a subset of contributors to the PAC. Each year we share information on all contributions made by the PAC with its contributors. The PAC only contributes funds to federal lawmakers. It does not make any contributions to state policymakers or to organizations that are recognized under Internal Revenue Code Section 527 and registered with the Federal Election Commission.

The PAC abides by all applicable laws and regulations and the federal lobbying disclosure requirements. Premier's previous Federal Election Commission and Form LD-2 lobbying activity disclosure reports may be found below:

- ***Federal Election Commission Regular Lobbying Disclosures***
- ***Clerk of U.S. House of Representatives LD-2 Lobbying Disclosure Reports***

Political Contributions

FY2025 Political-related Spending by Our PAC

$71,146

Total Employee Contributions

$83,500

Total Political Contribution

Democrat – 38%
Republican – 62%

$703,000

Total Lobbying Expenditures



20

03 Our People and Culture To effectively transform healthcare, we aim to build high-performing individuals, leaders and teams through a People First culture, living our core values while maintaining high engagement and retention. > Our People First Philosophy and One Premier Growth Mindset > Employee Engagement > Benefits and Compensation > Talent Management and Development > Employee Health and Safety

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Premier's mission is vital in today's dynamic healthcare industry. At the heart of our success are our people — the broad mix of innovative minds driving real, sustainable change and reimagining healthcare as a better, more efficient system.

Our People First Philosophy and One Premier Growth Mindset

We aim to build high-performing individuals, leaders and teams through a People First culture, living our core values while maintaining high engagement and retention. Our people strategy is anchored by three foundational goals:

1. Attract the best people through an effective workforce planning and recruiting strategy.
2. Maintain a high-performing workforce with clearly defined goals, strong leadership and aligned incentives.
3. Create a compelling work environment in which employees feel valued and able to contribute to the success of the business through innovation, collaboration and growth.

Our People First culture is reinforced by our One Premier Growth Mindset, a system of agreements, values, competencies, skill sets, thinking, language, behaviors and actions that form the expectations of every team member. The One Premier Growth Mindset holds that abilities can be developed through effort and persistence. People with this mindset tackle challenges, learn from feedback and criticism, show resilience, and find inspiration in others' achievements.

Our Chief Culture Officer leads our One Premier Growth Mindset strategy and reports progress to our CEO. Our One Premier Growth Mindset initiative is steered by Premier's executive leadership team and organizational vice presidents, and an employee task force acts as the governing committee that defines and drives our One Premier Growth Mindset agreements. These agreements are also supported by all employees to enhance employee and member experiences.

One Premier Growth Mindset Agreements

Lead Yourself
Self-Mastery

Lead the Team
Real-Talk Communication
Multi-Level Trust

Lead the Culture
Clarity and Alignment
Change Capability

Employee Engagement

Our continuous listening strategy is centered on our People First engagement survey conducted biannually by a third party. The survey provides us with valuable information about employee morale and workplace culture that can be used to drive informed, targeted action planning.

In FY2024, the results of our employee engagement survey remained strong. Our employee engagement score was 77 as of spring 2024, above the global engagement benchmark of 74.3.[3] Our next employee engagement survey is scheduled for 2026. In the interim, during FY2025, we continued to take steps to act upon our FY2024 survey results, including:

- Supporting the transition to flexible work arrangements and a hybrid working model for designated employees in the Charlotte region by providing regular updates to employees on office logistics, technology and on-site benefits and initiating the Celebrate Premier Committee to support employee experiences that reinforce our values and People First culture.
- Enhancing communication flow through the introduction of a daily Premier Pulse newsletter and enhancements to our regular organizational meetings, such as the Let's Connect and Enterprise Leadership meetings designed to openly share our vision, goals and decisions in pursuit of a high-performance organization and to connect employees to meaningful employee and customer stories.
- Strengthening leadership capabilities through enhancements to Leadership Launchpad, a program that all new managers at Premier go through to gain a leadership certification.

Peer-to-Peer Recognition

To strengthen our culture of promoting appreciation, we also provide an online rewards program, Values in Action, to facilitate peer-to-peer recognition with a note of thanks and award points that can be used to purchase gift cards.



22

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Benefits and Compensation

Our Total Rewards Program combines competitive compensation packages with health and wellness resources, employee experiences, talent development, and recognition opportunities. Our program is designed to attract and retain exceptional talent at all levels of our organization.

Compensation

Premier uses a variety of objective evaluation methods, including external market surveys, geographic assessors of cost of living and labor, and external experts, to ensure that our compensation programs are competitive, equitable and commercially reasonable. We utilize pay ranges in our human resources system and include them in all job postings to provide greater wage transparency to employees and applicants. We also engage third-party experts to conduct pay-parity analyses, on an as-needed basis, to provide additional insight into our Total Rewards strategy.

Benefits

Premier's benefits programs are available to those full- or part-time employees who have a regular schedule of working 20 hours per week or more. If organizational restructuring is necessary such that workforce adjustments must be made, we follow our severance plan, offering benefits that include salary continuation, coverage for the employer's portion of health benefit premiums and access to outplacement services.

We offer a competitive benefits program that provides an array of health, dental and vision coverage, along with life and disability insurance, flexible spending accounts, and paid family leave offerings. Below, we highlight some of the ways we provide support for our employees and their families through our benefit programs.

Mental Health

To support the mental health and emotional well-being of our employees and any member of their households, our Employee Assistance Program (EAP) offers a variety of resources for mental health, childcare, eldercare, legal assistance and financial wellness, with features such as:

- Six free therapy sessions per incident.
- Personalized care plans.
- Dedicated support.
- Diverse providers.
- Work-life services.
- Medication management.

Healthy Living

We provide customizable benefits coverage, fitness and wellness programs, and healthy living incentives, such as:

- Annual wellness incentive of $800.
- Personal health assessments and preventive screenings.
- Activity goals and wellness incentive programs.
- Online exercise, weight loss and nutrition programs.
- Gym membership discounts.
- On-site gym and fitness classes at specific offices.
- An online musculoskeletal program for all Premier medical program participants (new for FY2025).
- A genetic screening program for all Premier medical program participants that helps identify risks early and better personalize prevention, diagnosis and treatment based on your genetics, health and family history (new for FY2025).

Family Support

- Partnership with a national childcare provider with discounted childcare benefits.
- Paid family leave benefit of eight weeks, in addition to other available paid leave.
- $40,000 lifetime-benefit amount for fertility, adoption and surrogacy assistance.

Professional Development

- Tuition reimbursement policy.
- Advanced degree loan program.

Financial Well-being

- 401(k) match for eligible employees through which Premier matches 100 percent of the first 3 percent contributed and 50 percent of the next 2 percent contributed.[4]
- Employee stock purchase program that allows eligible employees to purchase Premier stock at a 15 percent discount twice each year.

Flexible Work Arrangements

Beginning in September 2024, we transitioned to a hybrid work model for designated employees located in the area surrounding our Charlotte headquarters. Employees designated as "hybrid" are expected to be in the office at least three days per week, with some minimal business-driven exceptions. We have been pleased by the increased opportunities for growth and in-person interaction while being able to retain much of the important and valuable flexibility that remote work provides. These employees also receive five work-from-anywhere weeks each year for added flexibility.

Our hybrid model is designed to reinforce a vibrant office culture that provides employees with tangible benefits, including:

- Real-time learning, mentorship, formal and informal training, and professional and business growth opportunities.
- Opportunities to engage in one-on-one meetings and spontaneous interactions with corporate and business unit leaders.
- Ability to socialize innovative ideas and focus on seamless, creative work.
- Deeper and more personal connections to Premier, our work teams and each other.

23

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Talent Management and Development

The One Premier Growth Mindset is our approach to continually enhancing and fostering our culture — being intentional about understanding where we have been while looking forward to the future of our work. Ultimately, we aim to cultivate an environment that allows for learning, curiosity and reasonable risk-taking without fear while embracing our corporate values as individuals, teams and an organization.

Performance Management Program

The success of our approach to talent management is grounded in our performance management program. The annual performance management cycle starts with setting clear and aligned priorities for work and development at the beginning of the fiscal year. Managers and employees have real-talk communication during monthly one-on-ones and performance conversations two times a year at midyear and year-end. These check-ins help to align individual skills and strengths with Premier's mission, vision and strategic objectives.

Performance conversations provide an opportunity for leaders to coach employees on how they performed in their roles compared to established job responsibilities, team expectations and department goals. With this feedback, leaders and teams design pathways for executing corporate objectives and developing key competencies.

Collectively, our various professional development initiatives help employees learn and practice a growth mindset toward career growth opportunities. During FY2025, we promoted 340 employees, representing approximately 13 percent of our total employees.

Training and Education

We provide an assortment of instructor-led courses for job-specific training as well as access to online learning platforms. Our online curriculum includes a selection of over 10,923 internally developed and LinkedIn Learning courses, grouped categorically with topic areas such as leadership and management, productivity and time management, AI, project management, personal and business acumen, data analytics, and growth-mindset behaviors. In FY2025, 78 percent of our employees utilized e-learning content, and 14 percent of employees completed continuing education units on LinkedIn to maintain their certifications and licenses. Additionally, tuition scholarships totaling over $139,000 were provided during FY2025 to aid in advancing the higher and continuing education of 36 qualified employees.

Early Career and Leadership Development

Our Human Resources team conducts an annual exercise of succession planning during which executive leaders think strategically about existing talent and future business needs. The process guides a systematic review of internal talent pipelines for potential growth, retention risk, promotional readiness and alignment with living Premier's values. Through this process, we intentionally address talent gaps and risks through targeted opportunities and meaningful self-mastery objectives for professional growth and development.

Our talent management efforts include:

- Our Opportunity Marketplace tool that empowers employees to explore internal job postings, enhance their skills and pursue growth opportunities aligned with their career goals. The tool provides a personalized experience for employees to explore internal job postings through a skills-based AI that matches career profiles with internal job openings.
- Professional Women in Healthcare programs open to all employees (men and women) and focused on emerging leaders and early-career talent.
- The Leadership Launchpad program for those directly managing people at Premier for the first time. This six-month program engages leaders in monthly topics with on-demand courses and 90-minute virtual workshops. Each leader is paired with an accountability partner to support their success and application of learning.
- Mid-level management programs to provide leadership training in preparation for advancing to vice president or senior director positions.
- Our Leadership Excellence at Premier (LEAP) program that offers in-person and virtual classroom learning through external training providers, networking, cross-collaborative cohort meetings and a real-world project addressing strategic business initiatives within Premier. Each LEAP cohort is supported by several executive leadership team members who act as mentors and sounding boards, and the program culminates in team oral presentations to the entire executive leadership team.
- Individualized executive coaching for talent at the vice president level and above.

Mentoring Program

Our mentoring program supports our learning culture, provides career path guidance, and encourages personal growth and development across the enterprise. In FY2025, we had 50 mentorship pairs to facilitate opportunities for on-the-job growth, new connections, visibility and personal success. Following the program's completion, 89 percent of participants indicated that they were either satisfied or very satisfied with their mentor or mentee pair and the overall program experience. Approximately 96 percent of mentees expressed that they have experienced growth in competencies and skills as part of the program.

Internships

In support of early-career talent, Premier annually sponsors a summer internship program for students from undergraduate and postgraduate programs across the country to contribute to meaningful projects over a 12-week period. Each student is paired with a supervisor and mentor to guide their professional development, along with being provided access to ongoing education sessions and community and social events to learn more about Premier, the healthcare industry and our impact on the communities we serve. We were proud to welcome our 2025 summer intern class, increasing our pool of talented and qualified candidates for future employment. Once the 2025 program was completed, 88 percent of the participants were recommended for hire. Additionally, 53 percent of the summer 2024 internship class accepted offers for continued employment beginning after their subsequent graduation dates.

24

management of emergency situations, such as Employee Health disruptive weather events, safety incidents, building and Safety disruption, public health concerns, and technology and communication issues. See the Enterprise Premier takes a multipronged approach to safety 00 Risk Management and Business Continuity in the workplace to provide a healthy work Introduction section of this report for additional information. environment for all employees. We maintain 01 health and safety policies that cover all aspects In addition, our Emergency Response Program Improving Community Health of the work environment, from day-to-day provides guidance in the event of situations office expectations to disease preparedness that might impact employee safety or normal 02 Ethics And and natural disaster response. These policies business operations. We leverage the Emergency Compliance and plans are communicated and made Response Program to provide all-staff alerts and 5 available to all employees and include our: 03 engage in regular testing and training to make Our People sure our workforce is familiar with Premier’s And Culture • Workplace Safety Policy process in the event of an emergency. Every • Emergency Response Program 04 new employee is required to participate in and Responsible • Workers’ Compensation Policy Supply Chain attest to receiving an overview of the Emergency • Drug and Alcohol Policy Response Program through our compliance portal 05 Environmental • Workplace Violence Policy during onboarding and annually thereafter. We Stewardship also provide training for all employees three to • Internal Infectious Disease Preparedness Plan 06 four times per year in which we do a practice Appendix Premier’s Corporate Emergency Response alert exercise to ensure employees know how to Team (CERT) is responsible for coordination and respond when an emergency alert is sent to them through our emergency notification system. 25

04 Responsible Supply Chain We enable our members to provide better healthcare and improved outcomes at a lower cost for patients by improving the quality, efficiency, sustainability and resiliency of the healthcare supply chain and by leveraging our industry-leading technology capabilities powered by one of the nation’s largest repositories of clinical, operational and financial data. > Ethical Standards > Product Quality and Safety > Drug Shortages and Traceability > Environmental Sustainability in Procurement > MWDVBE and Small Business Initiative > Supply Chain Resiliency and Disaster Response

00
Introduction
01
Improving Community Health
02
Ethics And Compliance
03
Our People And Culture
04
Responsible Supply Chain
05
Environmental Stewardship
06
Appendix

Our supply chain services help our members manage non-labor expenses and capital spend, enhancing healthcare quality and cost-effectiveness.

Our supply chain services help our members manage non-labor expenses and capital spend, enhancing healthcare quality and cost-effectiveness. We pride ourselves on integrity, expertise and fair, transparent sourcing. Premier partners with suppliers who prioritize manufacturing quality, resilience, ethical practices and social responsibility.

We maintain a portfolio of over 3,400 contracts with more than 1,400 suppliers through our group purchasing organization (GPO) program, providing our members with access to a wide range of products and services, including medical and surgical products, pharmaceuticals, laboratory supplies, capital equipment, IT, facilities and construction, food and nutritional products, and purchased services. Our contract portfolio includes suppliers that manufacture in China and other parts of Asia, the U.S. and elsewhere in North America, South America, Europe and Africa.

We aggregate our members' purchasing power to negotiate pricing discounts and improve contract terms with suppliers. We do not take title to the underlying equipment or products purchased by members through our GPO supplier contracts. Total purchasing volume by all GPO members was more than $87 billion for CY2024.

Spotlight

Modern Healthcare Best in Business Awards

Premier was proud to be named a ***2024 Best in Business Award winner by Modern Healthcare in the Consultants – Healthcare Management*** category.

This program celebrates those who drive innovation, efficiency and excellence across the healthcare industry. Premier's supply chain consultants were recognized for delivering actionable, sustainable solutions that help hospitals and health systems reduce costs, improve care quality and enhance operational efficiencies. By transforming supply chains into strategic assets, our supply chain consultants exemplify Premier's commitment to advancing healthcare improvement.

Modern Healthcare 2024 BEST IN BUSINESS

Ethical Standards

In providing our group purchasing services, we serve the interests of our member hospitals and health systems and, through them, the patients and communities they serve. Integrity forms the basis of our successful business operations and underpins all our business relationships.

Group Purchasing Code of Conduct

We seek to act ethically, accountably and fairly with respect to all participants in the healthcare marketplace. Our contracting process is guided by our ***Group Purchasing Code of Conduct*** (GPO Code), available on our corporate website, which is one of the industry's most comprehensive codes of its type and which supports healthy competition and the development of innovative products. The GPO Code applies to our employees, Board, suppliers and members and aligns with the Healthcare Group Purchasing Industry Initiative (HGPII) Code of Conduct, best practice ethical standards for the group purchasing industry and other common ethical policies.

Premier's comprehensive policies and procedures are designed to promote internal and external constituent adherence to strict conflict-of-interest disclosure, divestiture and recusal requirements. During CY2024, 100 percent of our GPO committee and subcommittee members, Board directors, and employees completed their annual conflict-of-interest attestations.

An ongoing internal evaluation of potential risks is monitored by our Legal and Corporate Compliance department. Our anonymous third-party reporting portal, Premier's WorkSmart Integrity HelpLine, is available to anyone to report unethical behavior, misconduct or suspected illegal activity.

Supplier Standards

Premier maintains ***Supplier Standards***, available on our corporate website, that communicate our values and expectations and emphasize suppliers' responsibilities and obligations. All suppliers are expected to uphold our high ethical and professional standards, including responsible business practices related to environmental stewardship, human rights, conflicts of interest and anti-corruption.

Vendor Grievance Process

We have a vendor grievance process in place to ensure a vendor's ability to access our contracting staff and leadership for concerns relating to the contract award process. Concerns, grievances and complaints are reviewed by the Chief Ethics & Compliance Officer and a Vendor Grievance Review Panel, as applicable. A vendor may request additional review of any outstanding concerns through the HGPII Independent Evaluation Process, facilitated by the American Arbitration Association®. In CY2024, one supplier filed a grievance. For more information, please see our ***Vendor Grievance Policy***, available on our corporate website.

27

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix



Product Quality and Safety

We act as a trusted connection point for healthcare providers, suppliers and the government by seeking to promote access to safe, high-quality products throughout our supply chain. Clinical efficacy and improved patient care are especially important to us and to our members.

GPO Supplier Selection Process

Our GPO operational contracting analysis is designed to ensure that products provided by GPO suppliers are FDA-approved as required and perform as intended in a safe and effective manner. Our quality and safety assurance begins with the initial supplier bid submission. During the kickoff stage of our supplier selection process, we require that each supplier disclose information related to product category regulations, including FDA inspection and clearance status. Premier's Risk and Compliance department has incorporated baseline control expectations into our group purchasing contracts that suppliers must formally attest to in writing as a condition of sale and usage. In addition, our GPO may evaluate product-related information involving patient and worker safety as well as environmental issues. Our GPO does not independently test any products.

Sourcing Committees

We facilitate service line–specific sourcing committees to determine which suppliers are awarded group purchasing contracts. More than 520 individuals — collectively representing more than 180 of our U.S. hospital members — sit on one of our 27 strategic sourcing committees. These committees advise on ways to improve the development, quality and value of our products and services. We believe that Premier is differentiated by our rigorous, comprehensive product selection process that is designed to be standardized but flexible, evidence based, metrics driven, transparent, dynamic, interdependent and ethically driven.

Value Analysis Committees and Selection Criteria

Our supplier selection criteria vary by category and are created by our internal Value Analysis Committees with member subject-matter expertise on the product category being reviewed. Our Value Analysis Committees are composed of multidisciplinary members, including from the pharmacy, laboratory, nursing, surgical and cardiovascular areas. Value Analysis Committees establish the core evaluation framework that best accounts for safety regulations, clinical trials, product reviews and applicable certifications related to key assessment factors, such as:

- Quality
- Safety
- Clinical impact
- Cost-effectiveness
- Physician preference
- Environmental impact
- Resiliency
- Breakthrough potential
- Member input

Recall Policies and Procedures

We monitor a variety of FDA and other industry sources for notification of any pharmaceutical recalls. This allows us to understand the nature of the recall, if it is a product for and/or manufacturer with which we are under contract, and if there is a need to act. Our members are provided alerts regarding shortages, recalls and other safety incidents through a weekly pharmacy newsletter. Time-sensitive updates on pharmaceuticals are provided to members through email.

During the supplier selection process, each supplier must provide its recall policies and procedures, including management of recall notifications, customer engagement, order substitution and expectations regarding turnaround time thresholds. This information is reviewed by our service line–specific sourcing committees and clinical committees.

Contracted suppliers are expected to comply with all FDA requirements for actions to be taken related to products (medical devices, drugs, biologic products, etc.) that are found to be defective, could pose a risk to health or are in violation of FDA regulations. This includes notification to the FDA, as well as collaboration with our GPO and subject-matter experts, to notify members, provide support and advice regarding safety incidents or recalls, and conduct follow-up checks to ensure successful resolutions.

If a healthcare provider has a question or concern about a pharmaceutical product they purchased from the manufacturer or wholesaler/distributor and that concern is shared with us, we put that provider in touch with the appropriate individuals to discuss the concern and action that needs to be taken.

28

00
Introduction
01
Improving Community Health
02
Ethics And Compliance
03
Our People And Culture
04
Responsible Supply Chain
05
Environmental Stewardship
06
Appendix

Drug Shortages and Traceability

We partner with health systems to find better ways to deliver critical drugs that pharmacists and clinicians need to serve their patients.

Alleviating Drug Shortages

Premier and other traditional healthcare GPOs play a critical role in the U.S. healthcare system, helping to ensure a healthy and sustainable marketplace as well as provider access to vital products and services. Premier has been a leader in addressing drug shortages for more than 20 years and will continue our work in leading innovations that have benefited U.S. patients; that have brought new domestic entrants to market and fostered new sources of competition; and that, we believe, have strengthened supply chain resiliency. As a company, we have a strong track record of eliminating shortages using actionable, market-based solutions.

Drug Traceability and Diversion Control

Our portfolio of pharmacy contracts covers hundreds of suppliers and distributors that provide thousands of products to our GPO. Through our pharmacy program, we contract with manufacturers of both commercially manufactured pharmaceuticals and 503B-manufactured (i.e., outsourced drug compounding facility) pharmaceuticals. These manufacturers either deliver their products directly to the healthcare provider or ship through authorized wholesalers and distributors who abide by Drug Supply Chain Security Act (DSCSA) regulations for tracking and tracing the ownership and delivery of pharmaceuticals. Upon receipt, the provider of a pharmaceutical product can track its movement throughout the supply chain. Our members and contracted distributors abide by DSCSA rules and regulations. We offer supplier contracts for members with DSCSA track-and-trace technology solutions to assist our members in ensuring the integrity of the drug supply chain.

We contract with distributors that purchase pharmaceuticals for our GPO members directly from the manufacturer, thus minimizing the chance for diversion or counterfeiting. In addition, with respect to 503B suppliers that are under contract with Premier and supply drug-shortage products to our members, we have a process through which we audit each supplier over the course of the life of the contract. Distributors engaged in known gray-market activity (e.g., selling Premier private-label products when the distributor is not under contract with Premier) or price gouging on shortage-impacted drugs will not be awarded a contract with us.

Spotlight

Environmental Sustainability in Procurement: Facilitating Consideration of Environmental Factors in Healthcare Supply Chains

Our President and CEO, Mike Alkire, serves on the Supply Chain Working Group for the National Academies of Medicine Action Collaborative on Decarbonizing the U.S. Health Sector. This group is focused on enhancing the alignment and coordination of industry, federal policymaking and regulatory bodies to incentivize and enable low-carbon innovations and modernize supply chain regulatory processes.

Environmental Sustainability in Procurement

We are committed to providing our members with access to products that support the health of their patients, staff members and communities. As part of this commitment, our Sourcing Committees include data on environmental impacts on their contracting decisions. Enabled by our data-driven approach, forward-thinking supply chain teams are driving continued green innovations in healthcare that cut costs over the long term, reduce environmental impact and minimize negative consequences on public health.

Environmental Assessment Process

We work with suppliers to ensure that environmental sustainability information is made available to our members before they make their purchasing decisions. We request extensive information from our suppliers on environmentally preferable policies and practices and are guided by our Environmentally Preferred Purchasing (EPP) Advisory Council. The EPP Advisory Council is composed of sustainability, supply chain and facilities specialists from a cross-section of member health systems. The EPP Advisory Council also acts as a forum for members to discuss best practices to promote sustainability in healthcare, solve common challenges and drive continuous improvement.

Our sourcing process includes questions addressing topics such as the presence of bisphenols, flame retardants, lead, mercury, recyclable or recycled packaging, sustainability attributes or certifications, power-efficient attributes, and non-latex, non-DEHP/PV products. The questionnaires also include questions specifically addressing suppliers' Scope 1 and Scope 2 emissions. These include whether suppliers are measuring their emissions and reporting them publicly, if they have been independently verified, and what their emission reduction plans are.

Our product catalog highlights contracted products that have environmental characteristics available for use by our member health systems as part of our work to integrate environmental impact data for medical and nonmedical products into the purchasing process for hospitals, health systems and other provider organizations. The consideration of Premier's environmental data within supplier decision-making helps our hospital members to better integrate eco-friendly products and sustainable practices in alignment with their sustainability policies and programs.

Finally, Premier is also a signatory of the Chemical Footprint Project (CFP), which provides an independent assessment solution to help track and encourage the use of safer chemicals. As a CFP signatory, and through the support of our individual members, we help accelerate the adoption of safer and environmentally sustainable chemicals by industry suppliers.

Supporting Environmental Initiatives within Healthcare

Recognizing that the challenge of improving healthcare's environmental footprint can only be solved by close cooperation, we seek to foster partnerships that develop and share information, tools, and resources focused best practices related to environmental impact. Premier is an Affiliate Premium Partner of Practice Greenhealth, a leading non-governmental organization operating in the healthcare sustainability space.

We also work directly with member health systems to advance their own sustainability initiatives in a cost-effective and -efficient way. This includes utilizing environmental analytics in the contracting process and offering a database

29

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

with environmental and human health impact data integrated at the product level. We support members pursuing the elimination of chemicals of concern from certain product categories in accordance with industry guidelines established by Practice Greenhealth. Other member initiatives that we help support include:

- Reducing waste through reprocessing.
- Using products with recyclable packaging and content.
- Decreasing greenhouse gas emissions.
- Lowering energy usage through the purchase of energy-efficient electronics.

Combining member purchasing data within our GPO supply chain with our EPP supplier information helps our members to track and monitor compliance with their environmental objectives and sustainability goals.

MWDVBE and Small Business Initiative

As an organization aiming to transform healthcare within communities across the country, we recognize that partnership and collaboration with smaller suppliers is an important component of our members' success. We believe that minority-, women-, disabled- and veteran-owned business enterprises (MWDVBEs) and small business enterprises (SBEs) help our hospitals create jobs and establish a more resilient and stable supply chain.

We appreciate the challenges that certain suppliers have with reach and access to market opportunities for their healthcare-related products and services. Our MWDVBE and Small Business Initiative provides an opportunity for these businesses to partner with us and has been prioritized as a strategic pillar of our One Premier Growth Mindset strategy.

We believe the increased use of our MWDVBE and Small Business Initiative will help drive better healthcare outcomes and develop a more stabilized supplier ecosystem for the healthcare industry. To further support and expand our MWDVBE and Small Business Initiative, Premier is a corporate member of the following advocacy organizations:

- National Minority Supplier Development Council
- Women's Business Enterprise National Council
- Healthcare Supplier Diversity Alliance
- Healthcare Group Purchasing Industry Initiative

Supply Chain Resiliency and Disaster Response

Together with our members and suppliers, Premier is committed to enabling a more resilient healthcare supply chain — one that supports a healthy bottom line, growth and the continued delivery of outstanding patient care.

We provide regular updates to our customers via our website and other methods on actionable insights and expert recommendations from U.S. healthcare leaders on ways to fortify supply chains today and prepare for the challenges of tomorrow. Below we highlight some additional ways that we are working to build a more resilient healthcare supply chain.

Proactive Monitoring and Early Warning Systems

Our approach is rooted in proactive measures that blend real-time insights and robust data analysis to identify and respond to emerging supply chain disruptions. Drawing on industry-leading sources, including insights from our GPO team, which remains in continuous communication with global suppliers, and leveraging one of the nation's largest healthcare databases, we monitor risks with a focus on products critical to care and markets that show signs of instability. Our risk assessment process is integral to our contracting strategy, incorporating data on product origins, safety stock levels, quality records and rapid replenishment capabilities to provide an early warning of potential shortages or market disruptions.

Coordinated Disaster Preparedness and Response

At the heart of our strategy is a dedicated Disaster Preparedness and Response program that orchestrates efforts across clinical, supply chain, advocacy and commercial teams. Our Disaster Response Team transforms key information and emerging trends into actionable intelligence, enabling swift and informed decision-making during crises such as wildfires, cybersecurity incidents, hurricanes or other unexpected disruptions. Through collaborative efforts and continuous monitoring of macroeconomic dynamics, we help stabilize the supply chain; support contingency planning via our weekly product watch list; and ensure that healthcare providers receive timely, practical guidance to maintain operational stability.

30

05 Environmental Stewardship A healthy planet means healthy people. We strive to reduce our environmental impact and help our members integrate environmentally friendly practices into their own operations. > Addressing Climate Change > Facilities Management

00
Introduction
01
Improving
Community Health
02
Ethics And
Compliance
03
Our People
And Culture
04
Responsible
Supply Chain
05
Environmental
Stewardship
06
Appendix

In pursuing our mission to improve the health of our nation's communities, we are committed to environmental stewardship and seek to reduce the environmental impact of our operations in a fiscally responsible manner. This includes taking steps to understand and address climate-related risks and opportunities; incorporating eco-friendly practices into the management of our facilities; and providing our members with resources to consider environmental factors in their purchasing decisions (see Responsible Supply Chain). Premier's Environmental Policy, endorsed by our Board and senior management, guides these initiatives.

Addressing Climate Change

We continue to take measured steps to quantify the greenhouse gas (GHG) emissions from our operations, identify opportunities to reduce these emissions and review our climate change resilience and adaptability. Our progress is reviewed quarterly with our ESG Steering Committee, and our General Counsel is the designated executive-level lead for any potential emissions reduction initiatives. For more information on our approach to managing climate-related risks and opportunities, please see the *TCFD Index*.

Greenhouse Gas Assessment

Our annual Scope 1 and Scope 2 GHG assessment covers our offices and data centers and is completed in accordance with the GHG Protocol Corporate Accounting and Reporting Standard and Scope 2 Standard. For our FY2024 assessment, we continued to focus on improving and standardizing our data collection processes to increase the amount of primary data utilized in our calculations to boost the accuracy of the assessment. Through these efforts, we once again increased the percentage of GHG calculations that leveraged primary data.

Consistent with previous assessments, in FY2024, electricity was our largest GHG emissions source, accounting for roughly 86 percent of our market-based[6] Scope 1 and Scope 2 emissions. The bulk of this electricity can be attributed to our co-located data center and our headquarters in Charlotte. A full breakdown of our Scope 1 and 2 GHG emissions can be found in the *Appendix*.

From FY2023 to FY2024, our market-based absolute Scope 1 and 2 emissions increased by approximately 22 percent, primarily driven by an increase in electricity usage at our headquarters.

Looking ahead, we recognize that we face certain limitations in reducing our Scope 1 and Scope 2 emissions, as all our offices, including our headquarters, are leased. In addition, beginning in September 2024, we transitioned to a hybrid work model, with employees who live within 35 miles of our Charlotte headquarters expected to be in the office three days per week. Since most of our employees transitioned to primarily remote work after the outbreak of the COVID-19 pandemic, this change is expected to result in further increased electricity use at that facility.

Nevertheless, we plan to utilize our GHG assessment as a starting point to potentially explore future emissions reduction initiatives. This might include seeking environmental considerations and requirements in new lease agreements, exploring additional opportunities for efficiency upgrades in existing facilities, and utilizing energy attribute certificates (EACs) to increase renewable energy consumption. Premier's primary production data center in Culpeper, Virginia, utilizes EACs from U.S. wind virtual power purchase agreements and Green-e® wind renewable energy certificates, making associated market-based emissions zero.

In FY2024, we began a process to identify the Scope 3 GHG emissions categories most relevant to our business to understand our full GHG footprint. We plan to complete an initial Scope 3 emissions inventory during CY2025.

Premier's FY2022-2024 GHG Emissions ($MTCO_2e$[7])


2,500
2,000
1,500
1,000
500
0
2022
2023
2024
2022
2023
2024
Location Based
Market Based
Stationary Combustion
Fugitive Emissions
Electricity

32

00
Introduction
01
Improving Community Health
02
Ethics And Compliance
03
Our People And Culture
04
Responsible Supply Chain
05
Environmental Stewardship
06
Appendix

Facilities Management

We seek to reduce our energy use and waste generated across our operations.

This effort starts at our Charlotte headquarters building, which is managed by Northwood Office and is LEED®-CS Gold certified, with LEED Commercial Interiors principles applied to the interior design. The facilities service company for our headquarters was awarded the Cleaning Industry Management Standard Green Building Certification with Honors from ISSA, the world's leading trade association for the cleaning, hygiene and facility management industry. The award is given to companies that demonstrate commitment to the delivery of environmentally preferable services designed to meet customer needs and expectations.

Energy Management

As our staff began to transition back to the office in FY2025, we continued to take steps to promote energy conservation at all our facilities. Premier has occupancy sensors in most of our office locations, allowing us to conserve energy by reducing power usage when areas are unoccupied. We actively monitor our energy needs and have taken steps to minimize consumption, such as reducing the number of office printers, when feasible. We also adjusted the thermostat differential settings at our headquarters to manage room temperature depending on occupancy, which reduces the runtime on HVAC equipment.

We continue our ongoing initiative to replace all interior lighting with LED bulbs, when possible, and provide LED fixtures for any fixture replacements. Finally, we continue to keep our preventive maintenance contracts intact on most of our key equipment (including chillers for a condensed water loop, power supply backups, etc.) to help prolong the life of the equipment, maintain efficiency, decrease downtime and limit costly emergency repairs.

When applicable, in conjunction with our property management teams, Premier participates in electricity curtailment events. During these events, Premier turns off any devices that are not in use and minimizes lighting to only what is necessary for safety and productivity. We seek to incorporate LED lighting requirements in all new leases that cover future build-out or space renovations and install motion-sensor lighting with auto-shutoff features when possible. We also work with our landlords to provide special parking for fuel-efficient cars, electric vehicles and carpools. In addition, when scheduling external meetings and conferences, we strive to pursue contracts with facilities that integrate green offerings into their building operations and customer service, such as recycling and water and energy conservation.

Waste Management

Premier is conscious of the waste produced at our facilities and looks for opportunities to reduce waste when possible. We also work with our landlords and suppliers to implement eco-friendly best practices as part of advancing our environmental management strategy, such as:

- Requesting cleaning vendor partners to support more environmentally friendly practices, such as using eco-friendly products, HEPA-filter vacuums, recycling implements, and energy- and water-efficient cleaning equipment.
- Repurposing office furnishings and supplies for local charitable organizations, schools, churches, community organizations and our employees (by auction or special offerings).
- Encouraging employees at our headquarters to check on-site office supplies before ordering additional stock.
- Reducing paper use and storage fees by encouraging all offices to utilize electronic storage for documents and recycling old hard copies when feasible.

We also look for opportunities to recycle electronic waste whenever possible. Premier is a member of e-Stewards Enterprise, which recognizes electronics recyclers that meet certified standards for responsible recycling practices. We also offer a computer drawing twice a year to our employees for the opportunity to purchase refurbished, previously used Premier computers, with a portion of the proceeds being donated to a nonprofit organization.

33

06 Appendix > Data Table > SASB Index > TCFD Index

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Data Table

The following table highlights key sustainability-related metrics and resources related to our operations.

	FY2025	FY2024	FY2023
Ethics and Compliance[8]			
Board ESG Oversight	*Nominating and Governance Committee Charter*		
Board Composition	*As of 10/20/2025*	*As of 10/21/2024*	*As of 10/18/2023*
Total Directors	9	9	9
Average Age (Years)	67	66	65
Average Tenure (Years)	9	8	7
Independent Directors (#)	8	8	8
Independent Directors (%)	89.0%	89.0%	89.0%
Key Ethics and Compliance Policies	*2024 Annual Compliance Report* *Corporate Code of Conduct* *Conflict of Interest Policy and Disclosure Statement* *Anti-Bribery Policy* *Human Rights Policy* *Human Trafficking Policy* *Whistleblower Policy* *Antitrust Guidelines* *WorkSmart Integrity HelpLine* *Privacy Notice*		
Whistleblower Reports Made to Premier	0	0	0
Types of Whistleblower Reports	Not Applicable	Not Applicable	Not Applicable
Political Contributions through Employee PAC	Total Employee Contributions: $71,146 Total Political Contributions: $83,500	Total Employee Contributions: $90,556 Total Political Contributions: $57,500	Total Employee Contributions: $100,097 Total Political Contributions of $46,500
Total Lobbying Expenditures	$703,000	$875,000	$1,000,000

	FY2025	FY2024	FY2023
Our People and Culture			
Total Head Count (#)	~2,600	~2,900	~2,800
Total Employee Turnover Rate (%)	18.2%	10.0%	16.0%
Voluntary Employee Turnover Rate (%)	9.6%	8.0%	11.0%
Involuntary Employee Turnover Rate (%)	8.6%	2.0%	5.0%
Employees Eligible for 401(k) (%)	99.0%	99.0%	99.0%
Employer 401(k) Match (%)	100% of first 3% and 50% of next 2%	100% of first 3% and 50% of next 2%	100% of first 3% and 50% of next 2%
Employee Communities[13] (#)	11	7	8

	FY2025	FY2024	FY2023
Improving Community Health			
Total Employee Volunteer Hours	1,521	1,202	1,073
Total Charitable Giving[9]	$271,305	$187,816	$192,952

Responsible Supply Chain	
Supplier Policies	*Group Purchasing Code of Conduct* *Member Conflict of Interest Policy* *Supplier Standards*

35

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

Data Table

The following table highlights key sustainability-related metrics and resources related to our operations.

Environmental Stewardship			
Environmental Policy[10]			
GHG Emissions ($MTCO_2e$)[11]	**FY2024**	**FY2023**	**FY2022**
Scope 1 Emissions	205	208	331
Location-based[12] Scope 2 Emissions	1,871	1,765	1,576
Market-based Scope 2 Emissions	1,248	980	1,166
Total Scope 1 and Location-based Scope 2 Emissions	2,076	1,973	1,907
Total Scope 1 and Market-based Scope 2 Emissions	1,453	1,188	1,497
Total Scope 1 and 2 Location-based GHG Intensity by Floor Area ($MTCO_2e$/1,000 square feet)	6.29	5.98	5.59
Total Scope 1 and 2 Market-based GHG Intensity by Floor Area ($MTCO_2e$/1,000 square feet)	4.40	3.60	4.38
Total Scope 1 and 2 Location-based GHG Intensity by Revenue ($MTCO_2e$/$1 million)	1.54	1.48	1.33
Total Scope 1 and 2 Market-based GHG Intensity by Revenue ($MTCO_2e$/$1 million)	1.08	0.89	1.04

36

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

SASB Index

The tables below incorporate relevant SASB standards (now overseen by IFRS) related to Health Care Distributors, Medical Equipment and Supplies, and Software and IT Services. It includes references to sections within this report where specific topics are discussed in further detail.

SASB Metrics: Healthcare Distributors			
SASB Topic	**Accounting Metric**	**SASB Code**	**Response**
Product Safety	Total amount of monetary losses as a result of legal proceedings associated with product safety.	HC-DI-250a.1	In FY2025, Premier incurred no monetary losses that resulted from legal proceeding associated with product safety.
	Description of efforts to minimize health and safety risks of products sold associated with toxicity/chemical safety, high abuse potential or delivery.	HC-DI-250a.2	See *Product Quality and Safety*.
Counterfeit Drugs	Description of methods and technologies used to maintain traceability of products throughout the distribution chain and prevent counterfeiting.	HC-DI-260a.1	See *Drug Shortages and Traceability*.
	Discussion of due diligence process to qualify suppliers of drug products and medical equipment and devices.	HC-DI-260a.2	See *Product Quality and Safety*.
	Discussion of process for alerting customers and business partners of potential or known risks associated with counterfeit products.	HC-DI-260a.3	See *Drug Shortages and Traceability*.

SASB Metrics: Healthcare Distributors			
SASB Topic	**Accounting Metric**	**SASB Code**	**Response**
Product Lifecycle Management	Discussion of strategies to reduce the environmental impact of packaging throughout its lifecycle.	HC-DI-410a.1	See *Environmental Sustainability in Procurement*.
Business Ethics	Description of efforts to minimize conflicts of interest and unethical business practices.	HC-DI-510a.1	See *Ethics and Compliance*.
	Total amount of monetary losses as a result of legal proceedings associated with bribery, corruption or other unethical business practices.	HC-DI-510a.2	In FY2025, Premier did not incur any losses as a result of legal proceedings associated with bribery, corruption or other unethical business practices.

SASB Metrics: MEDICAL EQUIPMENT AND SUPPLIES			
SASB Topic	**Accounting Metric**	**SASB Code**	**Response**
Product Design and Lifecycle Management	Discussion of process to assess and manage environmental and human health considerations associated with chemicals in products and meet demand for sustainable products.	HC-MS-410a.1	See *Environmental Sustainability in Procurement*.
Supply Chain Management	Description of efforts to maintain traceability within the distribution chain.	HC-MS-430a.2	See *Drug Shortages and Traceability*.

37

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

SASB Index

The tables below incorporate accounting standards from the SASB related to Health Care Distributors as well as relevant topics from Medical Equipment and Supplies and Software and IT Services. It includes references to sections within this report where specific topics are discussed in further detail.

SASB Metrics: Software and IT Services

SASB Topic	Accounting Metric	SASB Code	Response
Environmental Footprint of Hardware Infrastructure	(1) Total energy consumed, (2) percentage grid electricity, and (3) percentage renewable.	TC-SI-130a.1	For FY2024: (1) Electricity consumption: 6,881 MWh; (2) % grid electricity: 100%, (3) renewable electricity: 39%.
	(1) Total water withdrawn, (2) total water consumed, percentage of each in regions with high or extremely high baseline water stress.	TC-SI-130a.2	This data is not tracked at this time.
	Discussion of the integration of environmental considerations into strategic planning for data center needs.	TC-SI-130a.3	See *Facilities Management*.

SASB Metrics: Software and IT Services

SASB Topic	Accounting Metric	SASB Code	Response
Data Privacy and Freedom of Expression	Description of policies and practices relating to behavioral advertising and user privacy.	TC-SI-220a.1	Premier aligns digital activities with the laws of the nations in which we operate. Premier's Privacy Statement is reviewed and updated with reference to standardized processes and tools to help us comply with applicable laws. In addition, Premier maintains a number of internal privacy-related policies to ensure that we have a comprehensive approach to privacy management.
	Number of users whose information is used for secondary purposes.	TC-SI-220a.2	The use of user information is described in our *Privacy Notice*.
	Total amount of monetary losses as a result of legal proceedings associated with user privacy.	TC-SI-220a.3	In FY2025, Premier did not incur any losses, fines or penalties resulting from legal proceedings related to user privacy.
	(1) Number of law enforcement requests for user information, (2) number of users whose information was requested, and (3) percentage resulting in disclosure.	TC-SI-220a.4	In FY2025, Premier did not receive any requests from government or law enforcement related to user information. Consequently, there were no users whose information was requested and no resulting disclosures. This response excludes requests, if any, that Premier is prohibited from disclosing by law.
	List of countries where core products or services are subject to government-required monitoring, blocking, content filtering or censoring.	TC-SI-220a.5	Premier's products and services are subject to customer oversight and contract terms but are not otherwise subject to government-required monitoring (other than applicable regulatory requirements), blocking, content filtering or censoring.

38

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

SASB Index

The tables below incorporate accounting standards from the SASB related to Health Care Distributors as well as relevant topics from Medical Equipment and Supplies and Software and IT Services. It includes references to sections within this report where specific topics are discussed in further detail.

SASB Metrics: Software and IT Services			
SASB Topic	**Accounting Metric**	**SASB Code**	**Response**
Data Security	(1) Number of data breaches, (2) percentage involving personally identifiable information (PII), (3) number of users affected.	TC-SI-230a.1	See *Cybersecurity Risk Management and Data Privacy*.
	Description of approach to identifying and addressing data security risks, including use of third-party cybersecurity standards.	TC-SI-230a.2	Premier maintains a formal Information Security Risk Management Program to continually identify, assess, mitigate, report and monitor security risks across the enterprise. Premier's Information Security Risk Management and Compliance team reviews and evaluates the risks identified in the program at least annually. For more information, see *Cybersecurity Risk Management and Data Privacy*.
Recruiting and Managing a Global, Diverse and Skilled Workforce	Percentage of employees that are (1) foreign nationals and (2) located offshore.	TC-SI-220a.3	1) For FY2025: 3.0%
	Employee engagement as a percentage.	TC-SI-330a.2	Hybrid Employee Survey: 72% (Benchmark: 74). For more information on employee engagement, see *Employee Engagement.*
	Percentage of gender and racial/ethnic group representation for (1) management, (2) technical staff and (3) all other employees.	TC-SI-330a.3	See the *Data Table*.

SASB Metrics: Software and IT Services			
SASB Topic	**Accounting Metric**	**SASB Code**	**Response**
Intellectual Property Protection and Competitive Behavior	Total amount of monetary losses as a result of legal proceedings associated with anti-competitive behavior regulations.	TC-SI-520a.1	In FY2025, Premier did not experience a monetary loss as a result of legal proceedings associated with anticompetitive behavior regulations.
Managing Systemic Risks from Technology Disruptions	Number of (1) performance issues, (2) service disruptions, (3) total customer downtime.	TC-SI-550A.1	In FY2025, Premier did not experience a performance or downtime issue that had a material impact on the business that required regulatory reporting to authorities or incurred financial penalties.
	Description of business continuity risks related to disruptions of operations.	TC-SI-550A.2	Risks and potential risks are identified, and incidents (man-made disasters, extreme weather, epidemics/ pandemics, natural disasters) are tracked that could result in either short- or long-term disruptions. Continuity measures are implemented and monitored as appropriate across business and information technology operations to mitigate identified potential materially adverse impacts. For more information, see *Enterprise Risk Management and Business Continuity*.

39

TCFD Index TCFD Disclosure TCFD Pillar Premier’s Alignment Recommendation 00 Introduction Our Board of Directors works closely with our executive leadership team to oversee our sustainability initiatives and 01 Improving business practices, which include the management of climate Community Health risks and opportunities as appropriate. Our Board retains ultimate oversight of enterprise risk management (ERM) and 02 remains informed through regular reporting and updates, Ethics And including a standing ERM presentation at each quarterly Board a) Describe the Compliance meeting. Furthermore, the Nominating and Governance governance body(s) Committee (NGC) has primary responsibility for ESG oversight (which can include a 03 and reports to the full Board regarding ESG matters, such as: board, committee or Our People equivalent body charged • Evaluating our approach to climate change. And Culture with governance) or • Reviewing performance related to ESG matters. individual(s) responsible • Overseeing corporate communication plans and any reports 04 for oversight of in connection with climate initiatives. Responsible Supply Chain climate-related risks and • Monitoring trends, stockholder concerns and emerging opportunities. issues related to climate that affect Premier and its industry; consulting with management; and making recommendations 05 Environmental to the Board regarding overall ESG matters. Stewardship In carrying out its responsibilities for climate oversight, the NGC coordinates with the Board and its standing committees Governance 06 on climate-related subjects, including risk management as Appendix needed, to ensure adequate oversight and awareness. Premier’s ESG Steering Committee also plays a key role in governing our sustainability strategy and priorities, including climate impacts. The ESG Steering Committee is directed by and composed of cross-functional senior leaders who meet b) Describe quarterly to develop and drive Premier’s sustainability management’s role in the objectives. The group provides updates to the NGC on our governance processes, ESG program and climate matters, emerging trends, and controls and procedures stakeholder engagement. used to monitor, manage and oversee climate- In addition, Premier’s General Counsel is the executive-level related risks and lead for any future initiatives to manage and, going forward, to opportunities. attempt to reduce our GHG emissions. Finally, if an issue being reviewed by any business unit is identified as a material, climate-related issue, it may be brought to management for consideration and review of risk impact. 40

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

TCFD Index

TCFD Pillar	TCFD Disclosure Recommendation	Premier's Alignment
Strategy	a) Describe the climate-related risks and opportunities that could reasonably be expected to affect the entity's prospects.	Premier recognizes that human health is inextricably linked to the planet's health. Climate change has increased and will continue to increase the incidence and complexity of many health issues like asthma, especially for under-resourced populations. Climate change is also expected to trigger physical and economic impacts, including infrastructure and supply chain disruptions. In FY2025, climate change was not identified as a stand-alone risk through our ERM process. However, we recognize that several risks that emerged through this process have potential to be intensified by both physical and transitional climate change-related drivers. These include risks related to macroeconomic conditions, governmental affairs and regulatory compliance, business continuity and organizational resiliency, and third-party and vendor relationships. For more information, please see the 'Risk Factors' section of our latest Annual Report. Premier understands our role as a player in the healthcare industry and expects to continue adapting to changing public health needs as health conditions emerge and intensify due to climate change. We anticipate opportunities emerging as we respond to these changing health needs.
	b) Describe the current and anticipated effects of climate-related risks and opportunities on the entity's business model and value chain.	Premier is committed to taking measured steps to address the impact of climate-related risks and opportunities as part of our overall investment in the key ESG topics most relevant to our business. Premier's business continuity and disaster recovery efforts help us to mitigate the potential impacts of acute, physical climate events on our business. For more information, please see the ***Business Continuity and Disaster Recovery*** section of this report. In FY2022, we began to calculate our Scope 1 and 2 GHG emissions to better understand our climate impact. In FY2024, we began assessing the relevance and materiality of Scope 3 emissions and commenced climate resilience planning efforts. These efforts will help inform Premier's strategic decisions around our supply chain and business operations. Our continued evolution in this space is discussed quarterly with our ESG Steering Committee to determine how we may apply resources to advance climate-related initiatives.

TCFD Pillar	TCFD Disclosure Recommendation	Premier's Alignment
Strategy	c) Describe how the entity has responded to, and plans to respond to, climate-related risks and opportunities in its strategy and decision-making, including how the entity plans to achieve any climate-related targets.	See Strategy b).
	d) Describe the effects of climate-related risks and opportunities on the entity's financial position, financial performance and cash flows for the reporting period.	See Strategy b).
	d) Describe the resilience of the company's strategy, taking into consideration different climate-related scenarios, including a 2°C or lower scenario.	In 2024, Premier also completed a climate resilience plan designed to serve as a roadmap to assess the impacts of climate change on our business as we strive to maintain operational continuity and ensure the well-being of our employees, healthcare provider members and communities. Details on ***sustainability page*** on Premier's corporate website.

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00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

TCFD Index

TCFD Pillar	TCFD Disclosure Recommendation	Premier's Alignment
Risk Management	a) Describe the processes and related policies the entity uses to identify, assess, prioritize and monitor climate-related risks.	Premier has established a robust risk management framework (see the Enterprise Risk Management and Business Continuity sections of this report) and continues to build capacity to complement our sustainability-conscious ERM program, enabling: • Thorough organizational knowledge of sustainability, promoting the capture of emerging sustainability risks. • Assessments revealing sustainability opportunities as well as risks. • Measurement (qualification and quantification) of sustainability risks. • Common language and standards across enterprise functions, increasing collaboration, coverage, rigor, consistency in management and reporting. If climate-related risks arise, these risks are evaluated to determine associated impacts on each business unit and are considered as part of our quarterly ERM process. Results are presented to a collective group of individuals and executive team members for confirmation and then presented to the Board each quarter.
	b) Describe the processes the entity uses to identify, assess, prioritize and monitor climate-related opportunities.	To manage potential physical climate risks, our Business Continuity and Disaster Recovery Plan is designed to minimize disruption to our service delivery in the event of a physical climate event or natural disaster. Key business continuity and infrastructure recovery capabilities are validated through third-party audits and through companywide tabletop exercises at least annually. In addition, our Disaster Response Community team is focused on ensuring business continuity for our members during hurricanes, fires, tornadoes or other emergencies. We monitor all areas of the U.S. for natural disasters and other disruptive events that could affect our members, suppliers or employees. We are frequently in contact with local, state and national government organizations, such as the Federal Emergency Management Agency, the National Hurricane Center and the appropriate state emergency management agency, during disasters. In 2024, Premier also completed a climate resilience plan designed to serve as a roadmap to assess the impacts of climate change on our business as we strive to maintain operational continuity and ensure the well-being of our employees, healthcare provider members and communities. Details on this analysis can be found on our *website*.

TCFD Pillar	TCFD Disclosure Recommendation	Premier's Alignment
Risk Management	b) Describe the processes the entity uses to identify, assess, prioritize and monitor climate-related opportunities.	To mitigate possible regulatory transition risks, Premier actively monitors the Securities and Exchange Commission and other institutions for potential and upcoming regulations and how they will impact our various businesses. Impacts of upcoming financial regulations are presented to the Audit and Compliance Committee, as needed.
	c) Describe the extent to which, and how, the processes for identifying, assessing, prioritizing and monitoring climate-related risks and opportunities are integrated into and inform the entity's overall risk management process.	Although climate change was not identified as a material risk in FY2025, climate-related risk identification, assessment and management are encompassed within our overall risk management process.
Metrics and Targets	a) Disclose the metrics used by the company to assess climate-related risks and opportunities in line with its strategy and risk management process.	Premier measures our Scope 1 and 2 GHG emissions annually and quantifies the intensity of our emissions to better understand our climate impact. Please see the Addressing Climate Change section of this report for more information about our GHG emissions. As we continue to advance our climate initiatives, we will evaluate other key performance indicators that could enable us to better track and assess climate risks and opportunities.
	b) Disclose Scope 1, Scope 2, and, if appropriate, Scope 3 greenhouse gas (GHG) emissions, and the related risks.	Premier annually evaluates its Scope 1 and 2 GHG emissions. In FY2024, Premier also began assessing the relevance and materiality of Scope 3 emission categories. Please see the *Addressing Climate Change* section of this report for more information about our GHG emissions.
	c) Describe the quantitative and qualitative climate-related targets it has set to monitor progress towards achieving its strategic goals, and any targets it is required to meet by law or regulation, including any greenhouse gas emissions targets.	Premier has not established any targets used in conjunction with the management of climate-related risks or opportunities. assessment and management are encompassed within our overall risk management process.

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Citations and Footnotes ® 1. Based on 2024 data for hospitals in Premier’s 100 Top Hospitals program. 00 Introduction 2. We cannot provide assurances that we will not experience cybersecurity incidents in the future or that any future cybersecurity incidents will not materially affect us, 01 including our business strategy, results of operations or financial condition. Improving Community Health 3. GLINT December 2023 global benchmark. 02 4. Note that all combined match dollars will not exceed 4%. Ethics And Compliance 5. Premier also has employees who visit and work with our healthcare members. Any 03 employees that perform work on a member site are also subject to member safety protocols. Our People And Culture 6. Market-based emissions are those estimated after factoring in power purchase agreements and renewable energy certificates. 04 Responsible Supply Chain 7. MTCO2e means “metric tons of carbon dioxide equivalent.” 8. For additional information on Premier’s ethics and compliance programs and practices, 05 Environmental please see the Ethics and Compliance and Governance Documents sections of our website. Stewardship 9. Includes employee donations and matching donations from Premier. 06 Appendix 10. Policy approved in October 2022. 11. Total emissions numbers may not sum due to rounding. 12. Location-based emissions are those estimated based on local grid power sources. 13. Participation in each of our Employee Resource Groups is voluntary and open to all employees. 43